
                                                                      EXECUTION




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                         LEHMAN BROTHERS HOLDINGS INC.,

                                     SELLER


                                       and


                    STRUCTURED ASSET SECURITIES CORPORATION,

                                    PURCHASER



                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                            Dated as of July 1, 2001


                     Amortizing Residential Collateral Trust
              (Mortgage Pass-Through Certificates Series 2001-BC5)





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                                Table of Contents

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
                                                 ARTICLE I.
                                       CONVEYANCE OF MORTGAGE LOANS

         Section 1.01.     Sale of Mortgage Loans.....................................2
         Section 1.02.     Delivery of Documents......................................3
         Section 1.03.     Review of Documentation....................................3
         Section 1.04.     Representations and Warranties of the Seller...............3
         Section 1.05.     Grant Clause...............................................7
         Section 1.06.     Assignment by Depositor....................................8

                                                 ARTICLE II.
                                          MISCELLANEOUS PROVISIONS

         Section 2.01.     Binding Nature of Agreement; Assignment....................8
         Section 2.02.     Entire Agreement...........................................8
         Section 2.03.     Amendment..................................................8
         Section 2.04.     Governing Law..............................................9
         Section 2.05.     Severability of Provisions.................................9
         Section 2.06.     Indulgences; No Waivers....................................9
         Section 2.07.     Headings Not to Affect Interpretation......................9
         Section 2.08.     Benefits of Agreement......................................9
         Section 2.09.     Counterparts...............................................9


                                             SCHEDULES

EXHIBIT A            Certain Defined Terms

SCHEDULE A           Mortgage Loan Schedule (including Prepayment Charge Schedule)



                                       i

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         This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of July 1,
2001 (the "Agreement"), is executed by and between Lehman Brothers Holdings Inc. ("LBH" or the "Seller") and Structured Asset Securities Corporation (the "Depositor").

         All capitalized terms not defined herein or in Exhibit A attached hereto shall have the same meanings assigned to such terms in that certain trust agreement (the "Trust Agreement") dated as of July 1, 2001, among the Depositor, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), The Murrayhill Company, as loss mitigation advisor, and Bank One, National Association, as trustee (the "Trustee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the following specified mortgage loan purchase and warranties agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), or Lehman Brothers Bank FSB, an affiliate of the Seller (the "Bank"), has purchased from Finance America, LLC (formerly known as Finamco,
LLC), in the case of Lehman Capital, and First Franklin Financial Corporation, in the case of the Bank (each a "Transferor" and collectively, the "Transferors"), certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans each as identified on the Mortgage Loan Schedule attached hereto as Schedule A (collectively, the "Mortgage Loans"):

         I.       Lehman Capital, as purchaser:


                  Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 30, 1999, between Lehman Capital, as purchaser, and Finance America, LLC, as seller (for conventional, fixed and adjustable rate, residential mortgage loans); and

         II.      Bank, as purchaser:

                  Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 23, 2001, between the Bank, as Purchaser, and First Franklin Financial Corporation, as seller (for conventional, fixed and adjustable rate, residential mortgage loans).

         WHEREAS, pursuant to the following assignment and assumption agreement, the Bank has assigned all of its right, title and interest in and to the foregoing Transfer Agreements listed in II above, including the Mortgage Loans acquired by the Bank thereunder, to the Seller:

         a. Assignment and Assumption Agreement, dated as of August 13, 2001, and effective as of July 1, 2001, between the Bank, as assignor, and the Seller, as assignee, with respect to the Transfer Agreement entered into by the Bank listed in II above.

         WHEREAS, the Seller is a party to the following servicing agreements (together, the "Servicing Agreements") pursuant to which the Mortgage Loans are to be initially serviced by either Option One Mortgage Corporation or Ocwen Federal Bank FSB (each, a "Servicer" and, collectively, the "Servicers"):

         a. Reconstituted Servicing Agreement, dated as of July 1, 2001, between the Seller and Ocwen Federal Bank FSB, as servicer, for certain Mortgage Loans originated by Finance America, LLC reconstituting the Residential Flow Servicing Agreement between Ocwen Federal Bank FSB and the Seller, dated August 1, 1999; and

         b. Servicing Agreement, dated as of July 1, 2001, between Option One Mortgage Corporation, as Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Lehman Brothers Holdings Inc., as Seller.

         WHEREAS, the Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans to the Depositor and, except as retained hereunder, to assign all of its rights and interest under the Transfer Agreements and the Servicing Agreements relating to the Mortgage Loans to the Depositor.

         WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:




                          CONVEYANCE OF MORTGAGE LOANS

         Section 1.01.     Sale of Mortgage Loans.


         Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges and DA Dividends received on or with respect to the Mortgage Loans on or after the Cut-off Date (but excluding any DA Dividends on Direct Access Mortgage Loans required to be refunded to the related Mortgagors pursuant to the Servicing Agreements), together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, and the Seller's security interest in any collateral


                                       2


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pledged to secure the Mortgage Loans, including the Mortgaged Properties and any proceeds of the foregoing.

         Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement (exclusive of the right, in the case of the Direct Access Mortgage Loans serviced by Option One Mortgage Corporation, to receive that portion of any DA Dividend required to be refunded to the related Mortgagor), and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $579,244,233. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under each Transfer Agreement and each Servicing Agreement, as if the Depositor had been a party to each such agreement.

         Section 1.02.     Delivery of Documents.

         (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or Servicing Agreements.

         (b) For Mortgage Loans (if any) that have been prepaid in full on or after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

         Section 1.03.     Review of Documentation.

         The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by Bankers Trust Company of California, N.A., and U.S. Bank Trust National Association (each, a "Custodian" and, collectively, the "Custodians") for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the related Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each a "Material Defect"), the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement.


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


         Section 1.04.     Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

                  (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                  (ii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

                  (iii) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                  (iv) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

                  (v) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

         (b) The representations and warranties of each Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Depositor shall be the right to enforce the obligations of such



                                       4
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Transferor under any applicable representation or warranty made by it. The
Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related Transferor in the applicable Transfer Agreement. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty. Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

                           (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                           (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

                           (iii) Except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

                           (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

                           (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

                           (vi) Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Seller was the sole owner of record and holder of each Mortgage Loan, and the Seller had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                           (vii) Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this


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


         Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

                           (viii) To the best of the Seller's knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of any Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

                           (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                           (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

                           (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with;

                           (xii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.ss.1.860G-2;

                           (xiii) The information set forth in the Prepayment Charge Schedule included as part of the Mortgage Loan Schedule at Schedule A hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

                           (xiv) No Mortgage Loan in Pool 1 or Pool 2 was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;



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

                           (xv) No proceeds from any Mortgage Loan in Pool 1 or Pool 2 were used to finance single-premium credit insurance policies;

                           (xvi) The Servicers for each Mortgage Loan in Pool 1 and Pool 2 will accurately and fully report its borrower credit files to all three credit repositories in a timely manner; and

                           (xvii) No Mortgage Loan in Pool 1 or Pool 2 imposes a Prepayment Charge for a term in excess of five years.

         It is understood and agreed that the representations and warranties set forth herein and the obligations of the Seller set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of clause (xiii) under this Section 1.04(b) that adversely and materially affects the value of the related Mortgage Loan, and that does not also constitute a breach of a representation or warranty of the related Transferor in the applicable Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

         (c) Notwithstanding the second paragraph of Section 1.04(b), in connection with the Seller's representations and warranties made in clause
(xiii) of Section 1.04(b), within 90 days of the earlier of discovery by the Seller or receipt of notice from the applicable Servicer or the NIMS Insurer of a breach of any representation and warranty of the Seller made in clause (xiii) of Section 1.04(b) above, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in clause (xiii) of Section 1.04(b)), pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

          Section 1.05.    Grant Clause.

         It is intended that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06.     Assignment by Depositor.

         Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                            MISCELLANEOUS PROVISIONS

         Section 2.01.     Binding Nature of Agreement; Assignment.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02.     Entire Agreement.

         This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 2.03.     Amendment.

                  This Agreement may be amended from time to time by the Seller and the Depositor, with the consent of the Trustee and the NIMS Insurer but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder or the NIMS Insurer. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder or the NIMS Insurer if the Trustee receives the prior written consent of the NIMS Insurer to such amendment and written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates or the

NIM Securities (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (b) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Trustee, the NIMS Insurer and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or
(ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.

         (c) It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04.     Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05.     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06.     Indulgences; No Waivers.

         Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee and the NIMS Insurer.

         Section 2.07.     Headings Not to Affect Interpretation.

         The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08.     Benefits of Agreement.

         The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee and the NIMS Insurer enjoy the full benefit of the provisions of this Agreement each as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee, the NIMS Insurer and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09.     Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                    LEHMAN BROTHERS HOLDINGS INC.,
                                      as Seller


                                    By: /s/ Stanley Labanowski
                                        ---------------------------------------
                                         Name: Stanley Labanowski
                                         Title:   Authorized Signatory


                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION,
                                      as Purchaser


                                    By: /s/ Ellen V. Kiernan
                                        --------------------
                                         Name: Ellen V. Kiernan
                                         Title:   Vice President


ACKNOWLEDGED BY:


     BANK ONE, NATIONAL ASSOCIATION,
     as Trustee


By: /s/ Steve M . Husbands
    --------------------------------
     Name: Steve M. Husbands
     Title:   Assistant Vice President

                              CERTAIN DEFINED TERMS


"Prepayment Charge": With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).


"Prepayment Charge Schedule": As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Prepayment Charge:


            (i)   the Mortgage Loan identifying number;

            (ii)  a code indicating the type of Prepayment Charge;

            (iii) the state of origination of the related Mortgage Loan;

            (iv) the date on which the first Scheduled Payment was due on the related Mortgage Loan;

            (v)   the term of the related Prepayment Charge; and

            (vi) the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

         Such Prepayment Charge Schedule shall be amended from time to time by the Seller and a copy of such amended Prepayment Charge Schedule shall be furnished by the Seller to the NIMS Insurer.

         "Servicer Prepayment Charge Payment Amount": The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.

SCHEDULE A


                             MORTGAGE LOAN SCHEDULE

                    (including Prepayment Charge Schedule and
                           Prepayment Charge Summary)